UNITED STATES
                             SECURITIES AND EXCHANGE
                                   COMMISSION
                             Washington, D.C. 20549
                                _________________

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (date of earliest event reported): September 16, 2009

                          EURO GROUP OF COMPANIES, INC.
             (Exact name of registrant as specified in its charter)


                                    000-29805
                             ----------------------
                            (Commission File Number)

                  Delaware                              13-4070586
 --------------------------------------      ----------------------------------
(State of incorporation or organization)    (I.R.S. Employer Identification No.)

                 10 Midland Avenue, Port Chester, New York 10573
                     --------------------------------------
                    (Address of principal executive offices)

                          Telephone No.: (914) 937-3900
               --------------------------------------------------
              (Registrant's telephone number, including area code)

                                      None
              ----------------------------------------------------
             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-k filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4( c) under the Exchange Act (17 CFR 240.13e-4( c))

Item 1.01 Entry into a Material Definitive Agreement

On September 16, 2009 Europhone USA, LLC, the telecommunications subsidiary of Euro Group of Companies, Inc., a Delaware corporation, has reached agreement with Gajinder S. Sawhney, Chairman and Principal Executive Officer of UK-based Tele Optima, Ltd., to join the Company as a Consultant advising on international roaming solutions. Mr. Sawhney has an MBA from McGill University of Canada, and has years of successful experience as a distributor/reseller of international roaming products. Under the terms of the agreement Europhone has the option to acquire certain assets of Tele Optima, which operates as an MVNO (Mobile Virtual Network Operator) in the United Kingdom, Belgium and the United States, with contracts, agreements and relationships with resellers in Russia, India, Israel, etc. The international mobile roaming market on a worldwide basis is estimated to be close to $60 billion a year.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




Dated: September 17, 2009                Euro Group of Companies, Inc.

                                         By:  /s/  Vasilios Koutsobinas
                                            --------------------------------
                                                   Vasilios Koutsobinas
                                                   Chairman,
                                                   Chief Executive Officer and
                                                   Principal Executive Officer